UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 3, 2017 (June 30, 2017)

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753

(Address of principal executive offices, including zip code)

(732) 240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On June 30, 2017, OceanFirst Financial Corp. (“OceanFirst”), the parent company of OceanFirst Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sun Bancorp, Inc. (“Sun”), the parent company of Sun National Bank, and Mercury Merger Sub Corp. (“Merger Sub”), a wholly-owned subsidiary of OceanFirst. Pursuant to the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge (the “First-Step Merger”) with and into Sun, with Sun as the surviving entity, and immediately following the effective time of the First-Step Merger, Sun will merge with and into OceanFirst, with OceanFirst as the surviving entity (together with the First-Step Merger, the “Integrated Mergers”). It is anticipated that immediately following the consummation of the Integrated Mergers, Sun National Bank will merge with and into OceanFirst Bank, with OceanFirst Bank as the surviving bank (together with the Integrated Mergers, the “Transaction”).

The Merger Agreement has been unanimously approved by the boards of directors of each of OceanFirst and Sun. Subject to the approval of the Merger Agreement by Sun’s shareholders in accordance with the New Jersey Business Corporations Act, the approval of the issuance of the Stock Consideration (as defined below) by OceanFirst’s stockholders as required by applicable NASDAQ rules, the receipt of all required regulatory approvals and the fulfillment of other customary closing conditions, the parties anticipate that the Transaction will close early in the first quarter of 2018.

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the First-Step Merger, each share of Sun common stock, par value $5.00 per share (“Sun Common Stock”), issued and outstanding, other than certain shares of Sun Common Stock held by OceanFirst or Sun, will be converted into the right to receive either:

(i)	an amount in cash (the “Cash Consideration”) equal to the sum of (A) $3.78 plus (B) the product of 0.7884 multiplied by the volume-weighted average trading price of shares of common stock, par value $0.01 per share, of OceanFirst (the “OceanFirst Common Stock”) for the five trading days immediately prior to the day on which the First-Step Merger occurs (the “OceanFirst Share Closing Price”); or

(ii)	a number of shares of OceanFirst Common Stock equal to the quotient of (A) the Cash Consideration divided by (B) the OceanFirst Share Closing Price (such quotient, the “Exchange Ratio” and such number of shares, the “Stock Consideration”, and together with the Cash Consideration, the “Merger Consideration”), in each case at the election of the holder of such share of Sun Common Stock, subject to the allocation and proration provisions of the Merger Agreement. The aggregate amount of Cash Consideration will not exceed the product of (x) $3.78 and (y) the total number of shares of Sun Common Stock issued and outstanding immediately prior to the effective time of the First-Step Merger.

Additionally, each outstanding and unexercised option to purchase Sun Common Stock will convert into an option to purchase from OceanFirst a number of shares of OceanFirst Common Stock (rounded down to the nearest whole share) determined by multiplying (i) the number of shares of Sun Common Stock subject to such Sun stock option immediately prior to the effective time of the First-Step Merger by (ii) the Exchange Ratio; and the exercise price per share of the new option will be equal to the quotient obtained by dividing (a) the per share exercise price for the shares of Sun Common Stock subject to such Sun stock option by (b) the Exchange Ratio (rounded up to the nearest whole cent). Each outstanding Sun restricted stock award will vest at the effective time of the First-Step Merger and will convert into the right to receive the Merger Consideration with respect to each share of Sun Common Stock subject thereto. Each outstanding Sun restricted stock unit award will be cancelled at the effective time of the First-Step Merger, and the holders thereof shall receive the Merger Consideration with respect to each share of Sun Common Stock subject thereto.

Pursuant to the terms of the Merger Agreement, two current members of the board of directors of Sun will be appointed to the boards of directors of OceanFirst and OceanFirst Bank at the effective time of the First-Step Merger.

The Merger Agreement contains customary representations and warranties from both OceanFirst and Sun, each with respect to its and its subsidiaries’ businesses. Each party has also agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the effective time of the First-Step Merger and each party’s obligation to call a meeting of its shareholders to adopt and approve the Merger Agreement, in the case of Sun, and to approve the issuance of the shares of OceanFirst Common Stock in connection with the First-Step Merger, in the case of OceanFirst. Subject to certain exceptions, Sun has agreed to recommend that its shareholders adopt and approve the Merger Agreement and OceanFirst has agreed to recommend that its stockholders approve the issuance of shares of OceanFirst Common Stock in connection with the First-Step Merger. In addition, Sun has agreed that, subject to certain exceptions, it will not, and will cause its subsidiaries and their representatives not to, solicit, initiate or knowingly encourage or knowingly facilitate (including by providing non-public information) any inquiries or proposals with respect to any other acquisition proposals. The Merger Agreement provides certain termination rights for each of OceanFirst and Sun, and further provides that if the Merger Agreement is terminated under certain circumstances, Sun or OceanFirst, as applicable, will be obligated to pay the other party a termination fee equal to $17.045 million.

As described above, the consummation of the Integrated Mergers is subject to customary closing conditions, including (i) receipt of the requisite approvals of the Sun shareholders and the OceanFirst stockholders, (ii) receipt of all required regulatory approvals, (iii) the absence of any law or order prohibiting the closing, (iv) the effectiveness of the registration statement to be filed by OceanFirst with the Securities and Exchange Commission (the “SEC”) with respect to the OceanFirst Common Stock to be issued in the First-Step Merger and (v) authorization for listing on the NASDAQ Global Select Market of the shares of OceanFirst Common Stock to be issued in the First-Step Merger. In addition, each party’s obligation to consummate the Integrated Mergers is subject to certain other customary conditions, including (a) the accuracy of the representations and warranties of the other party, subject to certain materiality standards, (b) compliance in all material respects by the other party with its covenants and (c) receipt by such party of an opinion from such party’s counsel to the effect that the Integrated Mergers will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement includes customary representations, warranties and covenants of Sun and OceanFirst made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement and are not intended to provide factual, business or financial information about Sun or OceanFirst. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders or different from what a shareholder might view as material, may have been used for purposes of allocating risk between Sun and OceanFirst rather than establishing matters as facts, may have been qualified by certain disclosures not reflected in the Merger Agreement that were made to the other party in connection with the negotiation of the Merger Agreement and generally were solely for the benefit of the parties to the Merger Agreement. Shareholders should read the Merger Agreement together with the other information concerning OceanFirst and Sun that is publicly filed in reports and statements with the SEC.

The foregoing description of the Merger Agreement is included to provide information regarding its terms and does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 8.01	Other Events

Voting and Support Agreements

Simultaneous with the execution of the Merger Agreement, OceanFirst entered into separate voting and support agreements with (i) Bernard Brown and Sidney Brown, along with certain other members of the Brown family and certain of their affiliates and (ii) WLR SBI AcquisitionCo, LLC and its ultimate controlling affiliate, WL Ross & Co, LLC (collectively, the “Voting and Support Agreements”), in which each such shareholder has agreed, among other things, to vote the shares of Sun Common Stock owned beneficially or of record by such shareholder in favor of the First-Step Merger. In addition, each such shareholder has agreed to vote against any proposal made in competition with the First-Step Merger, as well as certain other restrictions with respect to the voting and transfer of such shareholder’s shares of Sun Common Stock.

The foregoing description of the Voting and Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting and Support Agreements, forms of which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 30, 2017, by and among OceanFirst Financial Corp., Sun Bancorp, Inc. and Mercury Merger Sub Corp.†

10.1	Form of Brown Voting and Support Agreement

10.2	Form of WLR Voting and Support Agreement

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. OceanFirst hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

Cautionary Notes on Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain any required regulatory, shareholder or other approvals; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the proposed transaction and the recently completed acquisitions of Cape Bancorp, Inc. (“Cape”) and Ocean Shore Holding Co. (“Ocean Shore”) by OceanFirst; any statements of expectation or belief; projections related to certain financial metrics; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek”, “plan”, “will”, “would”, “target” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither OceanFirst nor Sun assumes any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that OceanFirst or Sun anticipated in its forward-looking statements, and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in OceanFirst’s Annual Report on Form 10-K, those included under Item 1A “Risk Factors” in Sun’s Annual Report on Form 10-K, those disclosed in OceanFirst’s and Sun’s respective other periodic reports filed with the Securities and Exchange Commission (the “SEC”), as well as the possibility that expected benefits of the proposed transaction and the Cape and Ocean Shore acquisitions may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the proposed transaction may not be timely completed, if at all; that prior to the completion of the proposed transaction or thereafter, OceanFirst’s and Sun’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the proposed transaction and the Cape and Ocean Shore acquisitions; that required regulatory, shareholder or other approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees and other constituents to the proposed transaction; and diversion of management time on merger-related matters. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. For any forward-looking statements made in this report or in any documents, OceanFirst and Sun claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Additional Information about the Proposed Transaction

This report is being made in respect of the proposed transaction involving OceanFirst and Sun. In connection with the proposed transaction, OceanFirst intends to file a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, the respective investors and shareholders of OceanFirst and Sun are urged to carefully read the entire joint proxy statement/prospectus when it becomes available and any other relevant documents filed by either company with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about OceanFirst, Sun and the proposed transaction. Investors and security holders are also urged to carefully review and consider each of OceanFirst’s and Sun’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. When available, copies of the joint proxy statement/prospectus will be mailed to the respective shareholders of OceanFirst and Sun. When available, copies of the joint proxy statement/prospectus also may be obtained free of charge at the SEC’s web site at http://www.sec.gov, or by directing a request to OceanFirst Financial Corp., 975 Hooper Avenue, Toms River, New Jersey 08753, Attn: Christopher D. Maher.

Participants in the Solicitation

OceanFirst, Sun and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of OceanFirst’s and Sun’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of OceanFirst and their ownership of OceanFirst common stock is set forth in the proxy statement for OceanFirst’s 2017 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on April 26, 2017. Information about the directors and executive officers of Sun and their ownership of Sun’s common stock is set forth in the proxy statement for Sun’s 2017 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on May 30, 2017. Additional information regarding the interests of those participants and other persons who may be deemed participants in the solicitation of proxies of OceanFirst’s and Sun’s shareholders in connection with the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Once available, free copies of the joint proxy statement/prospectus may be obtained as described in the preceding paragraph.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

/s/ Michael J. Fitzpatrick
Name: Michael J. Fitzpatrick

Title: Executive Vice President and Chief Financial Officer

Dated: July 3, 2017

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 30, 2017, by and among OceanFirst Financial Corp., Sun Bancorp, Inc. and Mercury Merger Sub Corp.†

10.1	Form of Brown Voting and Support Agreement

10.2	Form of WLR Voting and Support Agreement

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. OceanFirst hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.